UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MAY 6, 1998

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         FLORIDA                        0-21341                   65-0039856
     (STATE OR OTHER                  (COMMISSION             (I.R.S. EMPLOYER
       JURISDICTION                   FILE NUMBER            IDENTIFICATION NO.)
     OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA   33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)            (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 681-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






                                  PAGE 1 OF 14
                             EXHIBIT INDEX ON PAGE 4

ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation (the "Company") dated May 6, 1998, regarding its financial results for the first quarter of 1998, is attached hereto and filed herewith as Exhibit 99.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

    (c)       Exhibits

              The following exhibit is filed as part of this report:

              (99)   News release of Ocwen  Financial  Corporation  dated May 6,
                     1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /s/  Mark S. Zeidman
                                   ---------------------------------------------
                                            Mark S. Zeidman
                                            Senior Vice President and
                                            Chief Financial Officer



Date:   May 12, 1998

                                INDEX TO EXHIBIT



     Exhibit No.       Description                                          Page
     -----------       -----------                                          ----

         99            News  release  of Ocwen  Financial  Corporation        5
                       (the "Company") dated May 6, 1998, regarding its financial results for the first quarter of 1998.